EXHIBIT 10.83

FORM OF LEASE AGREEMENT
FOR
PAVILION OFFICE CENTER

THIS LEASE AGREEMENT FOR PAVILION OFFICE CENTER (“Lease”) is made as of this 3rd   day of January 2013, between PAVILION OFFICE CENTER, LTD., a Florida limited partnership, whose present address is 712 U.S. Highway 1, Suite 301-33, North Palm Beach, Florida 33408  (“Landlord”), and Attitude Drink Company, whose present address is 10415 Riverside Drive, Suite 101, Palm Beach Gardens, FL 33410 (“Tenant”).

WITNESSETH:

Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord the premises (“Premises”) designated on the plan attached hereto as Exhibit A and made a part hereof in the building known as Pavilion Office Center (“Building”) located at 712 U.S. Highway 1, North Palm Beach, Florida 33408 and more particularly described as Exhibit B attached hereto (hereinafter referred to as the “Land”), subject to the covenants, terms, provisions and conditions of this Lease.

In consideration thereof, Landlord and Tenant covenant and agree as follows:

1.       TERM - The term of this Lease (hereinafter referred to as “Term”) shall be for the period stated in Schedule I attached hereto, commencing on the “Commencement Date” as established by Schedule I and ending on the “Termination Date” as established by Schedule I, unless sooner terminated or extended as provided herein.

2.       RENT - Tenant shall pay to Landlord at the address of Landlord specified on the first page of this Lease, or at such other place as Landlord may from time to time designate in writing, in coin or currency which, at the time of payment, is legal tender for private or public debts in the United States of America, the annual sum stated in Schedule 1 attached hereto (such annual sum being hereinafter referred to as “Rent”) in equal monthly installments in advance on or before the first (1st) day of each and every month during the Term, without any set-off or deduction whatsoever. Notwithstanding the foregoing, the annual Rent shall be increased in the amounts and at the times set forth on Schedule 1 and the monthly installments of Rent shall be increased accordingly. If the Term commences other than on the first (1st) day of a month or ends other than on the last day of the month, the Rent for such month shall be prorated. Tenant hereby delivers to Landlord the Prepaid Rent (as defined in Schedule I attached hereto) to be held by Landlord without interest and applied towards the first and last installment of Rent payable under this Lease.

(a)        Florida State Sales Tax - In addition to the Rent and Additional Charges, Tenant shall pay to Landlord each month a sum equal to any sales tax, tax on rentals, and any other charges, or taxes now in existence or hereafter imposed, based upon the privilege of renting the Premises or parking spaces, or upon the amount of rental collected theretofor.  Please note that the sales tax computations on Schedule 1 are only estimates, and are subject to change without notice.

(b)        Operating Expenses – In addition to Base Rent, Tenant shall pay to Landlord the additional rent based on Tenants proportionate share of Operating Expenses as shown in Schedule 1.

3.        ADDITIONAL CHARGES - In addition to paying the Rent specified in Section 2 hereof, Tenant shall pay as “Additional Charges” other amounts described in this Lease, including but not limited to overtime electric usage by Tenant.  Such Additional Charges shall be due and payable without demand, abatement, offset or deduction of any kind whatsoever.  All amounts due under this Lease as Additional Charges shall be payable in the manner and at such place as Rent provided for in Section 2 hereof. Without limitation to the other obligations of Tenant which shall survive the expiration of the Term, Tenant’s obligation to pay the Additional Charges accrued but not paid for periods prior to the Termination Date or earlier expiration or termination of the Term shall survive such expiration or termination. In Addition to base rent, Tenant shall pay to Landlord the Additional Rent based on Tenants Proportionate Share of operating expenses and taxes as shown in Schedule One (1).

4.        POSSESSION.

(a)        Landlord has no obligations with respect to the condition of the Premises.  Tenant Agrees to take possession of the Premises in “as is” condition, except as noted on Schedule 1.

(b)        If Tenant shall take possession of any part of the Premises prior to the Commencement Date (which Tenant may not do without Landlord’s prior written consent), all of the covenants and conditions of this Lease shall be binding upon the parties hereto with respect to such part of the Premises the same as if the Commencement Date had been fixed as the date when Tenant entered such possession and Tenant shall pay to Landlord Rent for the period of such occupancy prior to the Commencement Date at the rate of the Rent set forth in Section 2 hereof and the Additional Charges set forth in Section 3 hereof for the portion of the Premises so occupied. If, because of the size of the Premises or any delays caused by Tenant or any of Tenant’s particular needs, Tenant must take possession of the Premises in phases, such phased possession shall be scheduled to result in full occupancy of the Premises by the Commencement Date. Under no circumstances shall the occurrence of any of the events hereinabove referred to be deemed to accelerate or defer the Termination Date.

5.        USE OF PREMISES.

(a)        Tenant, its successors and permitted assigns shall use and occupy the Premises as an office for the sole purpose of conducting the business described in Schedule 1, and for no other purposes.

(b)        Tenant shall not use or permit the use of the Premises or any part thereof for any purpose prohibited by law, and Tenant shall, at its sole expense, comply with and conform to all of the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the conditions, use and occupancy of the Premises throughout the entire Term of this Lease.

6.        CONDITION OF PREMISES - Tenant’s taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession. No promise of Landlord to alter, remodel or improve the Premises or the Building and no representation respecting the condition of the Premises have been made by Landlord to Tenant other than as may be contained in any written amendment thereto signed by Landlord and Tenant.

7.        SERVICES, UTILITIES, PARKING.

(a)        Services - Landlord shall provide the following services on all days during the Term, except Sundays and holidays, unless otherwise stated:

(i)        Adequate electrical wiring and facilities for standard building lighting fixtures provided by Landlord and, as limited below, for Tenant’s incidental uses. Incidental uses shall include personal computers, typewriters, copy machines and vending machines but shall exclude computers (other than personal computers), special equipment and other uses related thereto.

(ii)        All florescent bulb replacement and incandescent bulb replacement in the common areas and service areas of the Building.

(iii)        Water from the regular Building outlets for drinking, lavatory and toilet purposes. Landlord may, at its option, install a separate water meter to measure water consumption within the Premises and all charges for such water usage shall be paid by the Tenant promptly when due.  The cost of installation of such meter shall be paid for by Landlord.

(iv)        Cleaning of common areas of the Building. Tenant shall be responsible for janitorial service to the Premises.

(v)        Adequate operator-less passenger elevator service at all times. Tenant shall be permitted to use such elevators for the purpose of moving its property in and out of the Building after first obtaining Landlord's consent to such use.  Tenant shall also promptly reimburse Landlord’s cost to repair any damage to the elevator or the elevator cab(s) or the Building resulting from Tenant’s moving.

(vi)        Standard operating hours of the Building during which the lobby entrance shall be open shall be Monday through Friday, 8:00 a.m. through 6:00 p.m., except for Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, New Year’s Day and on other legal holidays on which a majority of the office buildings in Palm Beach County, Florida are closed.  Tenant shall have access to the Premises during non-standard operating hours subject to Landlord’s reasonable Building entry requirements, except in the event of emergency.

(vii)        Standard HVAC service shall be provided Monday through Friday, 8:00 a.m. through 6:00 p.m. to the common areas except for, legal holidays on which the office buildings in Palm Beach County, Florida are closed.

(b)        Interruption of Services - Tenant agrees that Landlord shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish, or delay in furnishing, any service or perform any other obligation provided in this Lease when such failure or delay is occasioned, in whole or in part, by breakdowns, repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort so to do, by any accident, casualty or other force majeure of any kind whatsoever, by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease; provided, however, that Landlord shall be diligent in its efforts to cure such failure or delay. Furthermore, Landlord shall have no liability to Tenant for any consequential damages or otherwise arising out of any such failures to furnish, or delay in furnishing, any such service or services.

(c)        Charges for Services – Any Additional Charges for any services for which Tenant is required to pay from time to time hereunder, including but not limited to water and after hours electricity, shall be due and payable at the same time as the next installment of Rent with which they are billed, or, if billed separately, shall be due and payable within ten days (10) after such billing.  If Tenant shall fail to make payment for any such services, Landlord may, with notice to Tenant, discontinue any or all of such services and such discontinuance shall not be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its other obligations under this Lease.

(d)        Parking - During the Term, Landlord shall make available to Tenant at no charge such parking spaces, if any, as are specified on Schedule 1.  Landlord’s sole obligation shall be to identify such spaces, if any, using such signage or methods of identification as Landlord shall deem appropriate. Landlord may, but shall have no obligation to, enforce such designation by towing violators or other enforcement actions.  However, Landlord shall use reasonable efforts to enforce such designations. Tenant shall not have the right to tow offending vehicles. Landlord shall have the right, after reasonable notice to Tenant and in Landlord’s sole discretion, to change the location of Tenant’s designated parking spaces from time to time so long as they continue to be in the covered parking area, provided Tenant’s original spaces were in the covered parking area.  During the Term, Tenant shall have the right to use the undesignated parking spaces in the parking areas located on the Land, such parking spaces and all driveways and walkways located on the Land to be used by Tenant on a non-exclusive basis with Landlord and other tenants of the Building, their employees, guests and invitees. Landlord shall have the right, in Landlord’s sole discretion, to establish rules and regulations for use of the driveways, walkways, parking spaces and other areas and to designate the right to the exclusive use of particular parking spaces to their tenants in the Building. Landlord shall also have the right to establish or modify the methods used to control traffic and parking on the Land.  Landlord shall not be liable for any damage to or any theft of any vehicle, or any contents therefrom, while in or about the parking areas located on the Land.  Tenant shall not permit any of its employees to park in any parking space assigned by name or initials to any other tenant or person/entity.

8.        REPAIRS - Subject to the terms of Section 12 hereof, Tenant will at Tenant’s own expense, keep the Premises in good order, repair and condition at all times during the Term. Tenant shall promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances, under the supervision and subject to the approval of Landlord, and within any reasonable period of time specified by Landlord. If Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including an amount sufficient to reimburse Landlord for overhead and related expenses, forthwith upon being billed for same and such amounts shall be deemed to be Additional Charges due hereunder. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make or inspect such repairs, alterations, improvements and/or additions as Landlord shall desire or deem necessary to the Premises or to the Building or to any equipment located in the Building or as Landlord may be required to do by governmental authority or court order or decree.

9.        ADDITIONS AND ALTERATIONS – In consideration of the agreed upon Rent stated in Schedule 1, Tenant shall have the right to make alterations, improvements or additions to the Premises, so long as Tenant has obtained the prior written consent of Landlord.  Said consent shall not be unreasonably withheld if such alterations, improvements or additions do not adversely affect the Building’s structure or common systems or areas or detract from the Building’s appearance from outside of the Premises or otherwise increases any costs of operating the Building.  If Landlord consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant’s sole expense by employees of or contractors hired by Landlord, except to the extent Landlord gives its prior written consent to Tenant’s hiring contractors.  Tenant shall promptly pay to Landlord or to Tenant’s contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof.  Tenant shall also pay to Landlord an amount sufficient, in Landlord’s reasonable judgment, to reimburse Landlord for all of its overhead and related expenses allocable to such work.  Upon completion, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors’ affidavits and full and final waivers of all liens for labor, services or materials.  Tenant shall defend and hold Landlord and the Land and Building harmless from all costs, damages, liens and/or expenses related to such work. All work done by Tenant or its contractors pursuant to Section 8 or Section 9 shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws, ordinances and rules and regulations of governmental departments or agencies.

All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord’s property at the termination of this Lease by lapse of time or otherwise and shall, unless Landlord had requested their removal when Landlord consented to their installation (in which case Tenant shall remove the same as provided in Section 17), be relinquished to Landlord in good condition, ordinary wear and tear excepted.

10.        COVENANT AGAINST LIENS - Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord’s title or interest in the Land, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching, Tenant covenants and agrees to cause it to be immediately released and removed of record.

In the event that such lien is not immediately released and removed, Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof). Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including reasonable attorneys’ fees) incurred by Landlord in connection with any lien described in this section, and the same shall be deemed to be Additional Charges due hereunder.

11.        INSURANCE.

(a)        Waiver of Subrogation - So long as their respective insurers so permit, Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Building or Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, to either of them policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

(b)        Coverage - Tenant shall carry insurance during the entire Term insuring Tenant and Landlord as their interests may appear with terms, coverages and in companies satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

(i)        In case of personal injury to or death of any person or persons, not less than $1,000,000 for each injury or death to a person and $3,000,000 for each incident involving personal injury or death to persons and, in case of property damage, not less than $1,000,000 for any one occurrence; and

(ii)        In case of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Premises and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant’s property on the Premises.

Tenant shall, prior to the commencement of the Term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days prior written notice to Landlord and Tenant.

(c)        Avoid Action Increasing Rates - Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not directly or indirectly, make any use of the Premises which may thereby be prohibited or be dangerous to persons or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage. In no event shall Tenant permit in the Premises any hazardous wastes or any flammables such as gasoline, turpentine, kerosene, naphtha and benzene, explosives or any other article of intrinsically dangerous nature, and in no event shall Tenant, its agents, employees or invitees bring any such hazardous wastes, flammables or other articles into the Building or onto the Land.  If by reason of the failure of Tenant to comply with the provisions of this Section 11(c), any insurance coverage is jeopardized or insurance premiums are increased, Landlord shall have the option either to terminate this Lease or to require Tenant to make immediate payment of the increased insurance premium, as the case may be, and the same shall be deemed Additional Charges due hereunder.

12.        FIRE OR CASUALTY.

(a)        Restoration/Cancellation Upon Major Damage - If the Premises or the Building (including machinery or equipment used in its operation but excluding any parking structure) shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Building or the Premises untenantable, then Landlord shall repair and restore the same with reasonable promptness if Landlord’s lender allows the insurance proceeds to be used for restoration and repair, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s control. If any such damage renders all or a substantial portion of the Building or the Premises untenantable, Landlord shall with reasonable promptness after the occurrence of such damage estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If such estimate is that the amount of time required to substantially complete the repair and restoration will exceed two hundred seventy (270) days from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing such estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Premises but Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, in the event such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said two hundred seventy (270) days. Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 12 to repair or restore any portion of the alterations, additions or improvements in the Premises or the decoration thereto except to the extent that such alterations, additions, improvements and decoration are equivalent to the standard tenant improvements then offered in the Building.  If Tenant wants any other or additional repairs or restoration and if Landlord consents thereto, the same shall be done at Tenant’s expense subject to all of the provisions of Section 9 hereof.

(b)        Rent Abatement - In the event any such fire or casualty damage not caused by the act or neglect of Tenant, its agents or servants, renders all or a substantial portion of the Premises untenantable and if this Lease shall not be terminated pursuant to Section 12(a) hereof by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord tenders the Premises (or that portion of the Premises) to Tenant as being ready for occupancy. Such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises not ready for occupancy from time to time bears to the entire Premises.

13.        WAIVER OF CLAIMS/INDEMNIFICATION - To the extent not prohibited by law, Landlord and its officers, agents, servants and employees shall not be liable for any damage either to persons or property or resulting from the loss of use thereof sustained by Tenant or by other persons due to the Building, Premises or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident or event in or about the Building or Premises, or due to act or any neglect of any tenant or occupant of the Building or Premises or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by gas, electricity, frost, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures, and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises, or upon loading docks, receiving and holding areas, or freight elevators of the Building, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions hereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord from and against all liability to third parties arising out of the acts or negligence of Tenant and its servants, agents, employees, contractors, suppliers, workmen or invitees, or related to Tenant’s occupancy of the Premises.

14.        NONWAIVER - No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one provision only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

15.        CONDEMNATION - If the Land or the Building or any portion thereof which includes a substantial part of the Premises or which prevents the economical operation of the Building or Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease and the term and estate hereby granted shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the condemnation award. Tenant shall have no right to share in such award, but may seek its own award for loss of or damage to Tenant’s business or its property resulting from such taking (provided that such an award to Tenant does not in any way diminish the award payable to Landlord on account of such taking). If the Lease is terminated, then current Rent shall be apportioned as of the date of such termination.

16.        ASSIGNMENT AND SUBLETTING - Tenant shall not, without the prior written consent of Landlord which consent may be withheld for any reason or no reason whatsoever, (1) assign, convey or mortgage this Lease or any interest hereunder; (2) suffer to occur or permit to exist any assignment of this Lease, or any lien upon Tenant’s interest, involuntarily or by operation of law; (3) sublet the Premises or any part thereof; or (4) permit the use of the Premises by any parties other than Tenant and its employees. Landlord’s consent to any assignment, subletting or transfer or Landlord’s election to accept any assignee, sublessee or transferee as Tenant hereunder shall not release the original Tenant from any covenant or obligation under this Lease.  Landlord’s consent to any assignment, subletting or transfer shall not constitute a waiver of Landlord’s right to withhold its consent to any future assignment, subletting or transfer.  In no event may Tenant assign or sublet to an existing tenant (or affiliate thereof) of the Building.

Tenant shall give Landlord written notice of any proposed assignment or sublease which notice shall contain the proposed principal terms thereof, and upon receipt of such notice, Landlord shall have the option to terminate the Lease in the case of a proposed assignment or a proposed sublease of all of the Premises, or if Tenant proposes to sublease less than all of the Premises, to terminate the Lease with respect to the portion to be so subleased, in which latter event the Rent and Additional Charges shall be adjusted on the basis of square feet of the Premises which remain under this Lease. If Landlord wishes to exercise such option to terminate, Landlord shall, within thirty days (30) after Landlord’s receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such termination is effective, which date shall be not less than thirty (30) and not more than ninety (90) days after the date on which Landlord sends such notice.  If Landlord does not elect to terminate as aforesaid, Landlord may withhold its consent to any proposed assignment or sublease for any reason or no reason whatsoever.  Tenant acknowledges and agrees that Landlord has a vital interest in the nature, variety and location of tenants in the Building as a whole and that Landlord’s right to withhold its consent on the aforesaid basis to any proposed assignment or subletting is a material consideration for the Rent and terms contained in this Lease.

Notwithstanding any of the foregoing provisions of this Section 16 to the contrary, if Landlord does not elect to terminate this Lease, but approves a proposed subletting or assignment by Tenant and such subletting or assignment will be made by Tenant for a yearly rent (or such portion thereof) in excess of the Rent (or such portion thereof) then currently paid by Tenant (except in the case of subleases to an affiliate of Tenant), Landlord shall be paid as Additional Charges all of the excess amount.

It shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed assignment or sublease (“Transfer”) where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent: (a) the Transferee is of a character or reputation or engaged in a business that is not consistent with the quality of the Building, (b) the Transferee intends to use the Premises for purposes that are not permitted under this Lease, (c) the Transferee is either a governmental agency or an instrumentality thereof, (d) the Transfer will result in more than a reasonable and safe number of occupants within the Premises, (e) the Transferee is not a party of reasonable financial worth or financial stability in light of the responsibilities involved under this Lease on the date consent is requested, as determined by Landlord, (f) the Transfer would cause a violation of another lease or any agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease; (g) either the Transferee or an affiliate of the Transferee (x) occupies space in the Building at the time of the request for consent; (y) is negotiating with Landlord to lease space in the Building at such time; or (z) has negotiated with Landlord during the twelve (12)-month period immediately preceding the notice of Transfer.

17.        SURRENDER OF POSSESSION - Upon the expiration of the Term or upon the termination of Tenant’s right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall forthwith surrender the Premises to Landlord in good order, repair and condition, ordinary wear excepted. All permanent alterations, improvements and additions to the Premises, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord’s property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Landlord in good condition, ordinary wear excepted. Tenant shall remove all of its property from the Premises. Tenant agrees to remove at the termination of the Term or of its right of possession the following items of property: office furniture, trade fixtures, office equipment and all other items of Tenant’s property or temporary improvements on the Premises, and Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and to the Building caused by any such removal. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or at Tenant’s expense may (1) remove the same or any part in any manner that Landlord shall choose, and (2) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

18.        HOLDING OVER - Tenant shall pay to Landlord an amount as Rent equal to two hundred percent (200%) of the Rent for the last year of the Term (as provided in Schedule 1) during each month or portion thereof for which Tenant shall retain possession of the Premises or any part thereof after the termination of the Term or of Tenant’s right of possession, whether by lapse of time or otherwise, and also shall pay all reasonable damages sustained by Landlord on account thereof. The provisions of this Section 18 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.

19.        ESTOPPEL CERTIFICATE - Tenant agrees that upon request by Landlord, that Tenant will deliver to Landlord a statement in writing certifying (1) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease as modified is in full force and effect); (2) the dates on which Tenant began paying Rent and that no Rent has been paid in advance; (3) that neither Tenant nor Landlord is in default under any provision of this Lease, or, if in default, the nature thereof in detail; (4) that Tenant has no existing defenses or offsets to the enforcement of the Lease or, if any, specifying same; (5) provided the Commencement Date has occurred, that Tenant has accepted and occupied the Premises and that the Premises have been completed in accordance with the terms hereof; and (6) such other information as Landlord may reasonably require; it being intended that any such statement may be relied upon by any prospective purchaser, mortgagee or tenant of the Building, or any prospective assignee of any mortgage thereof. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within five (5) days after demand in writing Tenant shall be considered in default under this Lease.

20.        SUBORDINATION - This Lease is subject and subordinate to all present and future ground or underlying leases of the Land and to the lien of any mortgages or trust deeds, now and hereafter in force against the Land and Building, or either, and to all renewals, extensions, modifications, consolidation and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Tenant shall at Landlord’s request execute such further instruments or assurances as Landlord may deem necessary to evidence or confirm the subordination of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

21.        CERTAIN RIGHTS RESERVED BY LANDLORD - Landlord shall have the following rights, each of which Landlord may exercise without liability to Tenant for damage or injury to property, persons or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant’s use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim:

(a)        To change the Building’s name or street address if required by any law, code, ordinance, rule, regulation or requirement of any State, County, Municipal or other governmental authority, agency, department, council, commission or board.

(b)        To install, affix and maintain any and all signs on the exterior and on the interior of the Building.

(c)        To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant’s obligations hereunder, so long as the Premises are reasonably accessible and usable.

(d)        To retain at all times, and to use at appropriate instances, keys to all doors within and into the Premises. Notwithstanding the provisions for Landlord’s access to portions of the Premises, Tenant relieves and releases Landlord of all responsibility arising out of theft, robbery and pilferage, except for Landlord’s gross negligence or willful misconduct. Upon the expiration of the Term or of Tenant’s right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

(e)        To designate that window treatments shall consist of Building standard blinds and to designate and approve, prior to installation, all types of additional window shades, blinds or draperies.

(f)        To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises without the prior written consent of Landlord.  Movements of Tenant’s property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building.

(g)        To close the Building after regular working hours and on Saturdays, Sundays and legal holidays subject, however, to Tenant’s right to admittance to the Premises under such regulations as Landlord may prescribe from time to time, which may include but shall not be limited to, a requirement that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and establish their right to enter or leave the Building. Such regulations may include, but shall not be limited to, the requiring of identification from Tenant’s employees, agents, clients, customers, invitees, visitors and guests.

(h)        To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Building and Premises.

(i)         To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators.

(j)          To show the Premises to prospective buyers, mortgagees or ground lessors at reasonable hours during the Term, to show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term, and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy.

(k)         To erect, use, maintain and repair pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations.

(l)          To alter and/or temporarily close the common areas and parking area.

(m)        To designate exclusive parking spaces.

22.        RULES AND REGULATIONS - Tenant covenants and agrees to keep and observe the rules and regulations attached to this Lease as Exhibit C and made a part hereof. Landlord shall have the right from time to time to prescribe additional rules and regulations which, in its judgment, may be desirable for the use, entry, operation and management of the Premises and Building, each of which additional rules and regulations shall become a part of this Lease.

23.        DEFAULT/LANDLORD’S REMEDIES - If (i) a payment of the Rent or any installment thereof or any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant is not made when same becomes due, (ii) Tenant breaches its obligation to observe or perform any of the other covenants or conditions in this Lease and such breach shall continue for a period of ten (10) days after written notice to Tenant, (iii) Tenant’s breach involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, (iv) the interest of Tenant in this Lease shall be levied on under execution or other legal process, (v) voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, (vi) any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days from the filing thereof, (vii) a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty (30) days from the date of his appointment, (viii) Tenant shall make an assignment for the benefit of creditors, (ix) Tenant shall admit in writing Tenant’s inability to meet Tenant’s debts as they mature, or (x) the Premises are vacated, abandoned or deserted during the Term, then Landlord may treat the occurrence of any one or more of the foregoing events as a default of Tenant under this Lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

(a)        Landlord may (1) terminate this Lease and the Term created thereby, and thereupon re-enter and take possession of the Premises, with or without legal process, and/or (2) at its option and without further notice, declare the Rent, for the entire remaining Term of this Lease, and any other indebtedness hereunder, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefor.

(b)        Landlord may terminate Tenant’s right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating the Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs at Tenant’s cost. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of its original Term. If the Premises are relet and the sum realized from the collection of the rent accruing therefrom, after deducting all of the (i) costs and expenses of such decorations, repairs, changes, alterations and additions; and (ii) expenses (including commissions) of such reletting, are not equal to or greater than the Rent provided for in this Lease, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 23 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

24.        LITIGATION/GOVERNING LAW - In the event of litigation, the prevailing party shall be entitled to collect its attorney’s fees and costs from the non-prevailing party.  Venue and jurisdiction for any action involving this Lease shall be exclusively in the courts of Palm Beach County, Florida.  This Lease shall be governed under the laws of the State of Florida.

25.        COVENANT OF QUIET ENJOYMENT - Landlord covenants that Tenant, on paying the Rent, Additional Charges, and other payments herein reserved, and, on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed, and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions, and agreements hereof.

26.        SECURITY DEPOSIT- Tenant hereby deposits with Landlord the security deposit shown on Schedule 1 (“Security Deposit”), as security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder.

(a)        If Tenant fails to perform any of its obligations hereunder, Landlord may use, apply or retain the whole or any part of the Security Deposit for the payment of (1) any Rent or other sums of money which Tenant may not have paid when due, (2) any sum expended by Landlord on Tenant’s behalf in accordance with the provisions of this Lease, or (3) any sum which Landlord may expend or be required to expend by reason of Tenant’s default, including, without limitation, any damage or deficiency in or from the reletting of the Premises as provided in Section 23. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Security Deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the Security Deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten (10) days after the written demand therefor is made by Landlord, to deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount.

(b)        If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant without interest after the expiration of the Term or upon any later date after which Tenant has vacated the Premises. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant’s interest in this Lease or the Security Deposit. In such event, upon the return of the Security Deposit, or the remaining balance thereof, to the original Tenant, Landlord shall be completely relieved of liability under this Section 26 or otherwise with respect to the Security Deposit.

(c)        Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease and Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer the Security Deposit to the transferee. Upon transferee’s receipt of such Security Deposit, Landlord shall thereby be released by Tenant from all liability or obligation hereunder and Tenant shall to look solely to such transferee for the return of the Security Deposit.

(d)        The Security Deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord.

27.        REAL ESTATE BROKER - Tenant represents that Tenant has dealt with no broker in connection with this Lease other than the broker named on Schedule 1 to this Lease, and that insofar as Tenant knows, no other broker or finder negotiated this Lease or is entitled to any commission or fee in connection herewith. Tenant hereby indemnifies, defends and holds Landlord free and harmless from and against all claims for broker’s commissions or finder’s fees by any person claiming to have been retained by Tenant in connection with this Lease or arising out of any claimed dealings with Tenant relating to the Premises or this Lease, other than the broker named on Schedule 1.  Tenant agrees to pay the broker listed on Schedule 1 hereof the brokerage commission specified on Schedule 1.

28.        HAZARDOUS WASTE - Tenant shall not cause or permit any “hazardous material” (as hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Premises or any other portion of the Building or Land. “Hazardous material” as used herein shall mean any flammables, explosives, radioactive material, hazardous waste, hazardous or toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material as defined in any federal, state or local environmental law, ordinance, rule or regulation, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Material Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted in publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Section 28, Landlord shall have the right in addition to all other rights and remedies of Landlord under this Lease or at law, to require Tenant to remove such hazardous materials from the Premises or other portion of the Building or Land in the manner prescribed for such removal by law and requirements of any public authorities. The provisions of this Section 28 shall survive the expiration or any other termination of this Lease.

29.        MISCELLANEOUS.

(a)        Rights Cumulative - All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

(b)        Late Payments/Interest - If any payment hereunder is not made within ten (10) days after it is due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of the late payment.  All payments becoming due under this Lease and remaining unpaid when due shall bear interest until paid at a rate equal to eighteen percent (18%) per annum (but in no event at a rate which is more than the highest rate which is at the time lawful in the State of Florida).  Such late charge and interest shall be considered Additional Charges due to Landlord.

(c)        Terms - The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.  The terms of this Lease have been negotiated and agreed upon by all parties hereto; consequently, this Lease shall not be more strictly construed against any one of the parties.

(d)        Binding Effect - Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Section 16 hereof.

(e)        Lease Contains All Terms - All of the representations and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless contained in a writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

(f)        Delivery for Examination - Submission of the form of the Lease for examination shall not bind Landlord in any manner, and no lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each.

(g)        No Air Rights - No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

(h)        Modification of Lease - If any lender requires, as a condition to its lending funds, the repayment of which is to be secured by a mortgage or trust deed on the Land and Building, or either, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise materially change the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord’s request, execute appropriate instruments effecting such modification.

(i)        Transfer of Landlord’s Interest - Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee (the “Purchaser”) for the performance of Landlord’s obligations hereunder. If the interests of Landlord under this Lease shall be transferred voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage on the Land or Building, Tenant shall, at the election of such Purchaser, be bound to such Purchaser for the balance of the Term hereof remaining, with the same force and effect as if the Purchaser were Landlord under this Lease, and Tenant does hereby agree to attorn to the Purchaser, including the mortgagee under any such mortgage if it be the Purchaser, as its landlord, said attornment to be effective and self-operative without the execution of any further instruments, upon the Purchaser succeeding to the interest of Landlord under this Lease.  Notwithstanding the foregoing, however, Tenant hereby agrees to execute any instrument(s) which Landlord may deem desirable to evidence said attornment by Tenant. The respective rights and obligations of Tenant and the Purchaser upon such attornment, to the extent of the then remaining balance of the Term of this Lease and any such extensions and renewals, shall be and are the same as those set forth herein.

(j)        Landlord’s Title - Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

(k)        Prohibition Against Recording - Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord’s election.

(l)        Captions - The captions of sections and subsections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such sections or subsections.

(m)        Only Landlord/Tenant Relationship - Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

(n)        Radon Gas - Florida law requires that the following notice be provided on at least one document, form or application executed at the time of or prior to execution of a rental agreement for any building: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.”

(o)        Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence in this Lease.

(p)        Excuse of Landlord’s Performance - Anything in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, government regulations or controls, inability to obtain any material or service, through an act of God or any other cause reasonably beyond the control of Landlord. Landlord shall not be liable for failure to give Tenant possession in accordance with the provisions of this Lease due to any of the foregoing conditions. The time for Landlord’s performance shall be extended as a result of the foregoing.

(q)        Substitution of Other Premises - At any time hereafter, Landlord may (upon thirty (30) days prior notice) substitute for the Premises other premises in the Building (herein referred to as the (“New Premises”) provided that the New Premises shall be substantially similar to the Premises in area and usable for Tenant’s purpose; and if Tenant is already in occupancy of the Premises, then in addition Landlord shall pay the expenses of Tenant’s moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises. Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant.

(r)        Limitation on Landlord’s Liability - It is expressly understood and agreed by Tenant that none of Landlord’s covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach of nonperformance by Landlord shall be collectible only out of Landlord’s interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord or any of its or their heirs, legal representatives, successors and assigns, all such liability, if any, being expressly waived and released by Tenant.

(s)        Identification of Employees - Prior to the Commencement Date and throughout the Term of this Lease, Tenant shall provide Landlord with the names of all of Tenant’s employees who work at the Premises.  Additionally, Tenant shall provide Landlord with a list of the automobiles and license plate numbers parked by Tenant’s employees on the Land.

(t)        Security - Landlord shall not have any responsibility and/or liability for the security of Tenant’s employees, patrons, guests, or others who come on or about the Land in connection with Tenant or Tenant’s use, or for any damage to or theft of personal property left in or about the Premises.

(u)        Landlord’s Lien - To secure Tenant’s performance under this Lease, Landlord does and shall have a landlord’s lien on Tenant’s personal property, equipment and trade fixtures within the Premises.  Landlord shall have such rights and remedies in connection with such lien as are available under applicable statutes and common laws.

(v)        Tenant Financial Information - Within fifteen (15) days of Landlord’s request, Tenant shall provide to Landlord copies of Tenant’s balance sheet and profit and loss statement for Tenant’s immediately preceding fiscal year (collectively, the “Financial Statements”).  The Financial Statements must be certified as accurate and completed by an authorized representative of Tenant and such certification must contain a statement that there has been no material adverse change in the financial condition or operations of Tenant since the date of the Financial Statements (or describing such changes if they have occurred).   Tenant shall not be required to provide such information more than once in any calendar year.

30.        NOTICES - All notices to be given under this Lease shall be in writing and delivered personally or deposited in the United States mail, certified or registered mail with return receipt requested, postage prepaid, addressed as follows:

(a)        If to Landlord:          Pavilion Office Center, Ltd.
712 U.S. Highway 1, Suite 301-33
North Palm Beach, Florida 33408

or to such other person at such other address designated by notice sent by Landlord to Tenant.

(b)        If to Tenant:  addressed to Tenant at Tenant’s present address, and after occupancy of the Premises by Tenant, at the Building or to such other address as is designated by Tenant in a notice to Landlord.

Notice by mail shall be deemed to have been given when deposited in the United States mail as aforesaid.

31.        CROSS-DEFAULT - If the term of any lease, other than this Lease, made by Tenant for any premises in the Building shall be terminated or terminable because of any default by Tenant under such other lease, then Landlord, at its sole option, may terminate this Lease by written notice to Tenant.

32.        BANKRUPTCY - Tenant’s interest in this Lease shall not pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law, except as may specifically be provided pursuant to the “Bankruptcy Code” (11 USC §101 et. seq.), as the same may be amended from time to time.  It is understood and agreed that this Lease is a lease of real property as such lease is described in Section 365 of the Bankruptcy Code.  Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Tenant, agree to pay monthly in advance on the first day of each month, as reasonable compensation for the use and occupancy of the Premises, an amount equal to all rent and other charges otherwise due pursuant to this Lease.

33.        OPTION TO EXPAND – During the Term of this Lease and provided that Tenant has not defaulted under this Lease, Landlord agrees to provide first right of refusal to lease the contiguous 2025 square feet of space to Tenant, at then current market rates determined solely by Landlord. Landlord does not make any representation or warranty to Tenant that additional space will be made available to Tenant, or if made available, the terms under which such space may be leased to Tenant.

34.        OPTION TO EXTEND - Provided that Tenant has not defaulted under this Lease, Tenant shall have the right to renew this Lease for a term of two (2) years in accordance with the terms set forth below.  The terms and conditions for the renewal period shall be identical to the terms and conditions of this Lease; except, however, Rent at the beginning of the renewal period shall be three percent (3%) higher than Rent for the prior lease year, and Rent shall increase by three percent (3%) each year thereafter.  The renewal option must be exercised, if at all, in writing at least six (6) months prior to the expiration of the original term.  In the event Tenant fails to timely exercise the renewal option, Tenant shall be deemed to have waived all its rights to renew this Lease.

35.        CONFIDENTIALITY - Tenant and Tenant’s representatives (including employees, real estate brokers, officers, agents, etc.), hereby acknowledge that the terms and conditions of this Lease are to be held in the strictest of confidence and not to be conveyed to any other party without the prior written permission of Landlord.  Such confidentiality is a material consideration for Landlord to enter into this Lease and breach of this provision shall be considered a default under the Lease.  Additionally, in the event of such breach, Landlord shall incur damages which are difficult to ascertain or predict at this time.  However, such damages shall be assessed immediately following the occurrence of a breach of this provision, at which time Landlord may pursue all available remedies.

36.        WAIVER BY TENANT - Tenant expressly waives all of the following:  (i) the requirement under Section 83.12 of the Florida Statutes that the plaintiff in his distress for rent action file a bond payable to the tenant in at least double the sum demanded by the plaintiff, it being understood that no bond shall be required in any such action; (ii) the right of tenant under Section 83.14 of the Florida Statutes to replevy distrained property; and (iii) the right of Tenant to receive 3 days' written notice requiring the payment of rent or possession of the Premises under Section 83.20 of the Florida Statutes.

37.        WAIVER OF TRIAL BY JURY - IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND THEY HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OF OR OCCUPANCY OF THE PREMISES, AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.  IT IS FURTHER MUTUALLY AGREED THAT IN THE EVENT LANDLORD COMMENCES ANY PROCEEDING OR ACTION FOR POSSESSION, INCLUDING A SUMMARY PROCEEDING FOR POSSESSION OF THE PREMISES, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING, EXCEPT FOR STATUTORY MANDATORY COUNTERCLAIMS OR COMPULSORY COUNTERCLAIMS.

IN WITNESS of the foregoing, Landlord and Tenant have signed this Lease as of the date first written above.

WITNESSES:	TENANT:

Attitude Drink Company

By:

Print Name:

Its:

LANDLORD:

PAVILION OFFICE CENTER, LTD., a Florida limited partnership

By: PAVILION OFFICE CENTER, INC., a Florida corporation, Its general partner

By:
Sharon R. Gillespie, President

EXHIBIT A
DESCRIPTION OF PREMISES

A-1

EXHIBIT B
LAND LEGAL DESCRIPTION

Lots 2, 3 & 4, LESS the North 20 feet of Lot 4, Block 71, YACHT CLUB ADDITION TO THE VILLAGE OF NORTH PALM BEACH, according to the Plat thereof, on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, in Plat Book 26, Page 249, 250 and 251.

B-1

EXHIBIT C
RULES AND REGULATIONS

Tenant covenants and agrees to keep and observe the following rules and regulations concerning the Building and the Premises. Landlord shall have the right from time to time to prescribe additional rules and regulations or amendments to existing rules and regulations which, in its judgment, may be desirable for the use, entry, operation and management of the Premises and Building, each of which additional rules and regulations or amendments shall become a part of this Lease. Tenant shall comply with such additional rules and regulations or amendments, provided, however, that such rules and regulations may not contradict or abrogate any right or privilege herein expressly granted to Tenant.

1.        Tenant shall not conduct itself or permit its contractors, agents, employees or invitees to conduct themselves in the Premises or in the Building in a manner inconsistent with the character of the Building as an office building of the highest class or inconsistent with the comfort or convenience granted to Tenant.

2       . The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases and elevators of the Land and the Building shall not be obstructed or used for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

3.        No freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards, and such other safeguards as Landlord shall require.

4.        Landlord shall have the right to prescribe the weight, position and manner of installation of safes and/or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall ensure satisfactory weight distribution. All damage done to the Building by reason of safe or any other article of Tenant’s office equipment being on the Premises shall be repaired at the expense of Tenant. The time and manner of moving safes and/or other heavy equipment shall be subject to prior approval of Landlord, if any.

5.        Only persons authorized by Landlord will be permitted to furnish ice, drinking water, towels, barbering, shoe shining, dry cleaning, floor polishing and other similar services to Tenant, and only at hours and under regulations fixed by Landlord. Landlord shall have the right to require Tenant to disengage any service provider disruptive or destructive to the Building, other Building tenants, or maintenance of the Building.

6.        Tenant shall not use the name of the Building for any purpose other than as the business address of Tenant and shall not use any pictures or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord’s express consent in writing having been first obtained.

7.        Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time, place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals (other than service animals) or birds shall be brought or kept in or about the Building.

8.        Tenant shall not use methods of heating or cooling other than those supplied by Landlord.

9.        Tenant shall not place, cause or allow to be placed any sign or lettering whatsoever, at, in, about or upon the Premises, except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors shall conform to the standard prescribed by Landlord. No trademark shall be displayed in any event.

10.        Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent such activity.

11.        Landlord shall have the right to exclude any person from the Building other than during regular business hours, and any person in the Building will be subject to identification by the employees and agents of Landlord. All persons in or entering the Building shall he required to comply with the security policies of the Building. Landlord will provide all security services for the Building, provided that if Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant’s sole cost and expense.

12.        Only laborers employed, designated or approved by Landlord may be employed for repairs, installation, alterations, painting, material moving and other similar work that may be done on the Premises, which approval shall not be unreasonably withheld.

13.        Tenant shall not operate any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises, except under the regulations fixed by Landlord.

14.        Tenant shall not bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous or explosive fluid, material, chemical or substance, or cause or permit any odors to permeate in or emanate from the Premises.

15.        Tenant shall not install any piano, phonograph or other musical instrument, or radio or television set in the Building, or any antennae, aerial wires or other equipment inside or outside the Building, without, in each and every instance, approval in writing by Landlord having been first obtained. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

16.        Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or the Premises. No boring, cutting or stringing of wires shall be permitted, except with the proper written consent of Landlord, as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord.

17.        No additional locks or bolts or any kind shall, be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect without the written consent of Landlord.  Landlord shall furnish two keys for each lock on the doors in the Premises and shall, on Tenant’s request and at Tenant’s expense, provide additional duplicate keys. All keys shall be returned to Landlord upon the termination or expiration of this Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use.

18.        Tenant shall give immediate notice to Landlord in case of accidents in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

19.        Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions except in connection with its own business and then only with Landlord’s prior permission.

20.        Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor’s office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

21.        Tenant shall not sell or offer to sell or use or permit to be sold or offered for sale or use in the Premises any alcoholic or other intoxicating beverage, except that Tenant may serve alcoholic beverages to its customers, guests and employees on special occasions provided that Tenant has delivered to Landlord certificates of insurance satisfactory to Landlord covering any possible liability resulting therefrom.

22.        Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

23.        The requirements of Tenant will be attended to only upon application at the offices of Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

24.        Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant’s expense, in setting of cork, rubber or spring type vibration e1iminators sufficient to eliminate noise or vibration.

25.        No draperies, shutters or other covering may be installed by Tenant on the exterior windows or walls of the Building without the written approval from the Landlord. Installation and use of lighting which is visible from the exterior of the Building, except for standard Building lights, are subject to the prior written approval of Landlord.

26.        Tenant shall not place, install or operate within the Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

27.        No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.